UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2015

GALECTIN THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31791	04-3562325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4960 PEACHTREE INDUSTRIAL BOULEVARD, Ste 240

NORCROSS, GA 30071

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (678) 620-3186

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm.

On Wednesday, September 2, 2015 the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Galectin Therapeutics, Inc. (the “Company”) approved the dismissal of McGladrey LLP (“McGladrey”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 and dismissed McGladrey by delivery of a letter to that effect dated September 8, 2015.

The reports of McGladrey on the Company’s financial statements for each of the two fiscal years ended December 31, 2014 and December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company’s financial statements for the fiscal years ended December 31, 2014 and December 31, 2013 and in the subsequent interim period through September 8, 2015, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) and no “reportable event” occurred (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company furnished a copy of the above disclosures to McGladrey and requested that McGladrey provide a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b) Appointment of new independent registered public accounting firm.

On September 2, 2015, the Committee also approved the appointment of Cherry Bekaert LLP (“Cherry Bekaert”) as the Company’s independent registered public accounting firm commencing for its quarter ending September 30, 2015 and its fiscal year ending December 31, 2015 and engaged Cherry Bekaert on September 10, 2015.

During the Company’s fiscal years ended December 31, 2014 and December 31, 2013 and the subsequent interim periods preceding Cherry Bekaert’s appointment, the Company has not consulted Cherry Bekaert regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K; and there was neither a written report nor oral advice provided to the Company by Cherry Bekaert that Cherry Bekaert concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Title or Description

16.1	Letter of McGladrey LLP dated September 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Galectin Therapeutics Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Galectin Therapeutics Inc.

Date: September 11, 2015	By:	/s/ Jack W. Callicutt
Jack W. Callicutt
Chief Financial Officer